Exhibit 99.1

Unigene Engages Financial Advisor to Explore Strategic Options and Advance Corporate Objectives

DECEMBER 11, 2012 – BOONTON, N.J. -- Unigene Laboratories, Inc. (OTCBB: UGNE) today announced that it has retained Canaccord Genuity to assist the Company with its exploration and evaluation of a broad range of strategic options, including, but not limited to, the strategic partnering of its technology, the out-licensing of intellectual property and divestiture of certain assets, and the possible sale of the Company or one of its business units.

There can be no assurance that any specific transaction regarding the Company or its assets will be pursued or completed.  There is no definitive timetable for the process.  Unigene does not intend to disclose developments with respect to the progress of its exploration or review and evaluation process until such time as the Board of Directors approves or completes a transaction(s) or otherwise deems further disclosure appropriate.

Ashleigh Palmer, Unigene’s Chief Executive Officer, commented, “We are excited to be working with Canaccord Genuity on exploring and evaluating a wide range of strategic options, including those relating to the underlying strength of our pipeline of novel therapeutic peptides and our portfolio of Peptelligence™ oral peptide drug delivery partnerships. We believe we have the right management team, staff and advisors in place to capitalize on Unigene’s opportunities and the market impacting potential our Peptelligence™ platform offers in formulating and developing oral peptide therapeutics targeting considerable unmet medical need.”

ABOUT UNIGENE LABORATORIES, INC.
Unigene Laboratories, Inc. is a leader in the design, delivery, manufacture and development of peptide-based therapeutics. The Company is building a robust portfolio of proprietary partnerships in this expanding drug class based on its Peptelligence™ platform. Peptelligence™ encompasses extensive intellectual property covering drug delivery and manufacturing technologies, unsurpassed research and development expertise, and proprietary know-how representing a genuine distinctive competence. Core Peptelligence™ assets include proprietary oral and nasal peptide drug delivery technologies, and proprietary, high-yield, scalable and reproducible E. coli-based manufacturing technologies.

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements, including statements relating to: the Company’s exploration and evaluation of strategic options, including the partnering of its technology, the out-licensing of intellectual property and divestiture of certain assets, and the possible sale of the Company or one of its business units; the market impacting potential our Peptelligence™ platform offers in formulating and developing oral peptide therapeutics targeting considerable unmet medical and patient need; the Company’s current management team, staff and advisors’ ability to capitalize on opportunities for Unigene; and the Company’s portfolio of proprietary partnerships in this expanding drug class based on its Peptelligence™ platform. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These known and unknown risk factors include, but are not limited to: the delay in obtaining or the failure to obtain regulatory approvals for our products and the products of our licensees that may generate royalty and milestone payments to us, our ability to achieve product sales and royalties, competition, our dependence on other companies to commercialize, manufacture and sell products using our technologies and our ability to enter into favorable new agreements with such companies, our ability to cut expenses and maintain efficiencies, our ability to enter into new financing arrangements,  the ability of our products to gain market acceptance and increase market share, the uncertainty of results of animal and human testing, the risk of product liability and liability for human clinical trials, our dependence on patents and other proprietary rights and the risks associated with patent litigation, dependence on key management officials, the availability and cost of capital, the availability of qualified personnel, changes in, or the failure to comply with, governmental regulations, general economic and business conditions, our history of losses and ability to achieve profitability, litigation and other risk factors discussed in our Securities and Exchange Commission ("SEC") filings, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements. In addition, any statements that refer to expectations, projections, contingencies, goals, targets or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements and are not statements of historical fact. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the SEC, we are under no obligation to publicly update or revise any forward-looking statements after the date of this release.

For Investors & Media:
Joshua Drumm, Ph.D. / Jason Rando
Tiberend Strategic Advisors, Inc.
(212) 827-0020
jdrumm@tiberend.com
jrando@tiberend.com

SOURCE:  Unigene Laboratories, Inc.